UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2018

UTAH MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Utah	000-12575	87-0342734
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7043 South 300 West
Midvale, Utah	84047
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(801) 566-1200

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01—CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 13, 2018, Jones Simkins LLC, Logan, Utah, informed the Company that it would decline to stand for reelection as the Company's principal accountant to audit and report on the Company's financial statements for the year ending December 31, 2018.

The report of Jones Simkins on the Company's financial statements consisting of consolidated balance sheets as of December 31, 2017, and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for the year ended December 31, 2017, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

In connection with the Company's most recent fiscal year audit and any subsequent interim period preceding Jones Simkins' decision to decline to stand for reelection, there were no disagreements with Jones Simkins or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2017 financial statements, Jones Simkins noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

On November 14, 2018, the Company's board of directors approved the engagement of Haynie & Company, Salt Lake City, Utah ("Haynie"), as independent accountant and auditor to report on the Company's financial statements for the year ending December 31, 2018.

No consultations occurred between the Company and Haynie during the two most recent fiscal years and any subsequent interim period prior to Haynie's appointment regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 16	Letter on Change of Certifying Accountant
16.01	Letter from Jones Simkins LLC to U.S. Securities and Exchange Commission regarding change in certifying accountant dated November 15, 2018	This filing

_______________________________________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTAH MEDICAL PRODUCTS, INC.

Dated: November 16, 2018	By:	/s/Kevin L. Cornwell
Kevin L. Cornwell, Chief Executive Officer